Bank Owned Life Insurance and Annuities	12 Months Ended
Dec. 31, 2014
Bank Owned Life Insurance and Annuities [Abstract]
Bank Owned Life Insurance and Annuities

9.  Bank Owned Life Insurance and Annuities

The Company holds bank-owned life insurance (BOLI), deferred annuities and payout annuities with a combined cash value of $14,905,000 and $14,807,000 at December 31, 2015 and 2014, respectively. As annuitants retire, the deferred annuities may be converted to payout annuities to create payment streams that match certain post-retirement liabilities. The cash surrender value on the BOLI and annuities increased by $97,000, $411,000 and $446,000 in 2015, 2014 and 2013, respectively, from earnings recorded as non-interest income and from premium payments, net of cash payments received. The contracts are owned by the Bank in various insurance companies. The crediting rate on the policies varies annually based on the insurance companies’ investment portfolio returns in their general fund and market conditions. Changes in cash value of BOLI and annuities in 2015 and 2014 are shown below (in thousands):

	Life Insurance	Deferred Annuities	Payout Annuities	Total
Balance as of January 1, 2014	$14,462	$381	$5	$14,848
Earnings	339	15	-	354
Premiums on existing policies	46	14	-	60
Annuity payments received	-	-	(5)	(5)
Net proceeds from life insurance claim	(450)	-	-	(450)
Balance as of December 31, 2014	14,397	410	-	14,807
Earnings	321	16	-	337
Premiums on existing policies	41	13	-	54
Annuity payments received	-	(34)	-	(34)
Net proceeds from life insurance claim	(259)	-	-	(259)
Balance as of December 31, 2015	$14,500	$405	$-	$14,905